UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

TRONOX LIMITED
(Exact name of registrant as specified in its charter)

Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza 263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Lot 22 Mason Road Kwinana Beach, WA 6167 Australia

(Address and Zip Code of principal executive offices)
(202) 705-3800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

ITEM 8.01. OTHER EVENTS.

Filed as Exhibit 99.1 are the unaudited pro forma condensed combined financial statements and related notes of Tronox Limited (the “Company”) for the years ended December 31, 2016 and 2015, and as of and for the six months ended June 30, 2017, to illustrate the estimated effects of the Company’s previously announced acquisition of The National Titanium Dioxide Company, Ltd.’s TiO2 business, disposition of its Alkali business and completed refinancing transactions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma Financial Information.

The Company’s unaudited pro forma condensed combined financial information and related notes for the years ended December 31, 2016 and 2015, and as of and for the six months ended June 30, 2017, are attached as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information and related notes for the years ended December 31, 2016 and 2015, and as of and for the six months ended June 30, 2017.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information and related notes for the years ended December 31, 2016 and 2015, and as of and for the six months ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

By:	/s/ Timothy C. Carlson
Timothy C. Carlson
Senior Vice President and
Chief Financial Officer

Date: October 2, 2017